SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-60973)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.   1  [X]
 Post-Effective Amendment No. ____         [  ]
and
REGISTRATION STATEMENT (No. 811-7319)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.         [  ]
Fidelity Covington Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant elects to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940.

Registrant hereby amends the Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that such Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.




FIDELITY COVINGTON TRUST
FIDELITY REAL ESTATE HIGH INCOME FUND II
CROSS REFERENCE SHEET
Form N-1A Item Number
Part A Prospectus Caption
1 a,b  Cover Page
2 a  Expenses
 b,c  Contents; Who May Want to Invest
3 a  **
 b  *
 c  Performance
 d  Performance
4 a(i)  Charter
 a(ii) Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b  Securities and Investment Practices
 c Who May Want to Invest; Investment Principles and Risks; Securities and Investment Practices
5 a  Charter
 b(i) Cover Page; FMR and Its Affiliates b(ii) FMR and Its Affiliates; Breakdown of Expenses b(iii) Expenses; Breakdown of Expenses c **

 d  Cover Page; Charter; Breakdown of Expenses; FMR and Its Affiliates
 e  FMR and Its Affiliates, Breakdown of Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates, Breakdown of Expenses
5A   *
6 a(i)  Charter
 a(ii)  How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details
 a(iii)  *
 b  *
 c  How to Buy Shares
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details
 f,g  Dividends, Capital Gains, and Taxes
7 a  Cover page; FMR and Its Affiliates
 b  How to Buy Shares; Transaction Details
 c  How to Buy Shares; Transaction Details
 d  How to Buy Shares
 e  Breakdown of Expenses
 f  Expenses; Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details
9   *
* Not Applicable.
** To be filed by amendment.

FIDELITY
REAL ESTATE HIGH INCOME
FUND II
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities
Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with laws of any such state.
To learn more about the fund and its investments, you can obtain a copy of the Statement of Additional Information (SAI) dated _________, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy, call Fidelity Distributors Corporation (FDC) at
__________.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND
ARE SUBJECT TO INVESTMENT RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL.
THE FUND MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "SECURITIES AND INVESTMENT PRACTICES" ON PAGE FOR FURTHER INFORMATION.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
REHIFII-pro-__95
A fund of Fidelity Covington Trust
The fund seeks a high level of current income by investing primarily in commercial mortgage-backed securities and the securities of real estate investment trusts.
PROSPECTUS
____________, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109

CONTENTS


KEY FACTS

                            WHO MAY WANT TO INVEST

                            EXPENSES The fund's yearly
                            operating expenses.

                            PERFORMANCE

THE FUNDS IN DETAIL         CHARTER How the fund is
                            organized.

                            FMR AND ITS AFFILIATES

                            INVESTMENT PRINCIPLES AND RISKS
                            The fund's overall approach to
                            investing.

                            SECURITIES AND INVESTMENT
                            PRACTICES

                            FUNDAMENTAL INVESTMENT
                            POLICIES AND RESTRICTIONS

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS, AND
ACCOUNT POLICIES            TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                      19    APPENDIX

KEY FACTS


WHO MAY WANT TO INVEST
The fund is designed for those who seek high current income, with some potential for capital growth, from a portfolio of lower-quality, high-yielding commercial mortgage-backed securities, the securities of real estate investment trusts and other mortgage and real estate-related securities.
Shares of the fund are offered to banks and trust institutions investing for their own accounts or for accounts of their customers; retirement plan sponsors; and similar institutional customers. The fund's level of risk and potential reward depend on the quality and maturity of its investments. Since the fund invests in commercial mortgage-backed securities, the securities of real estate investment trusts and other mortgage and real estate-related securities, including lower-quality securities, the fund has the potential for higher yields, and also carries a higher degree of risk than funds that invest in higher quality portfolios. The fund may be appropriate for aggressive institutional investors who understand the potential risks and rewards of investing in commercial mortgage-backed securities, and other mortgage and real estate-related securities, including lower-quality securities and are willing to accept the greater price movements and credit risks of these securities.
The value of the fund's investments and the income it generates vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. Some of the fund's investments may also be subject to prepayments, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund.
Maximum sales charge on purchases and               None
reinvested distributions

Maximum deferred sales                              None
charge on redemptions

Redemption fee                                      None

Exchange fee               None

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to Fidelity Management & Research Company (FMR). It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on estimated expenses, and are calculated as a percentage of average net assets.
Management fee                              .__%

12b-1 fee (Distribution Fee)                None

Other expenses                              .__%

Total fund operating expenses               .__%

EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment in the fund assuming (1) a 5% annual return and (2) full redemption at the end of each time period:
        1          3
      Year         Years

      $___                     $___

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. PERFORMANCE
This section would normally show how the fund has performed over time. Because the fund was new when this prospectus was printed, its performance is not included. At least twice a year, you will receive a report detailing the fund's recent strategies, performance, and holdings. For current performance or a free annual report, call ___________.

TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
This difference may be significant for a fund whose investments are denominated in foreign currencies.
In calculating yield, the fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
The fund may quote its adjusted net asset value (NAV), including all distributions paid. This value may be averaged over specified periods and may be used to calculate the fund's moving average.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance call ______________.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
REAL ESTATE HIGH INCOME FUND II IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is currently a non-diversified fund of Fidelity Covington Trust, an open-end management investment company organized as a Massachusetts business trust on May 10, 1995.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information
about the proposals to be voted on.    The number of votes you are entitled
to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
As of ________, 1995, FMR advised funds having approximately ___ million shareholder accounts with a total value of more than $___ billion.
Mark P. Snyderman is co-manager of Real Estate High Income II, which he has managed since _______, 1995. He also manages Real Estate High Income. He joined Fidelity in May of 1994 as an investment officer for commercial mortgage-backed securities. Previously, he was director and business head for Aldrich, Eastman & Waltch, a real estate investment advisory firm located in Boston, Massachussets.
Barry Greenfield is co-manager of Real Estate High Income II, which he has managed since ________, 1995. He also is manager and vice president of Real Estate Investment. Previously, he managed Fidelity Fund and was director of equity research. Mr. Greenfield joined Fidelity in 1968. Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for the fund.
   FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the fund's transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that the fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks a high level of current income. The fund will normally invest so that at least 65% of its total assets will be invested in lower-quality real estate debt securities, including commercial mortgage-backed securities, and the securities of real estate investment trusts. When consistent with its goal, the fund may also consider the potential for capital gain.
The fund's investments in real estate-related instruments generally are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, extended vacancies of properties and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to zoning and the environment. In addition, both real estate investment trusts and commercial mortgage-backed securities are subject to risks affecting the ability of mortgagors to meet their payment obligations, as well as the unique interest rate and payment priority characteristics of a particular investment. The market for commercial mortgage-backed securities is relatively new. Real estate investment trusts also carry unique tax considerations which, if not met, could adversely affect a borrower's or a lessee's ability to meet its obligations to the real estate investment trust. In the event of a default of an underlying borrower or lessee, the individual real estate investment trust could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
The fund's yield and share price will change based on changes in interest rates, market conditions, and other political and economic news and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. FMR may use various investment techniques to hedge the fund's risks, but there is no guarantee that these strategies will work as intended. It is important to note that the fund is not guaranteed. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade debt or investment-grade money market instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, and strategies FMR may employ in pursuit of the fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the fund's policies and limitations and more detailed information about the fund's investments is contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the fund achieve its goal. As a shareholder, you will receive financial reports at least every six months detailing fund holdings and describing recent investment activities.
Under normal market conditions, the fund will invest in a portfolio of lower-quality, high yielding commercial mortgage-backed securities, the securities of real estate investment trusts, and other mortgage and real estate-related securities. The fund may also invest in collateralized mortgage obligations, regular interests in real estate mortgage investment conduits (REMICs), adjustable rate mortgages, bank debt, corporate debt securities, U.S. Treasury and agency securities and a variety of money market instruments. The fund may invest without limitation in lower-rated securities and non-rated securities of lower quality. Such securities are commonly referred to as "junk bonds" and have a greater risk of default of principal and interest.
In determining which mortgage-backed securities the fund will purchase, FMR will consider, among other factors, the following: characteristics of the underlying mortgage loans, including loan-to-value and debt service coverage ratios, loan seasoning and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, tenant occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and other credit enhancement features; and structural participants such as administrators and servicers.
In addition to examining the relative value of the investments, FMR may interact with rating agencies, review due diligence by underwriters and rating agencies, and confirm debt service coverage ratios and security cash flows. FMR will select investments that vary by underlying property types, geographic regions and industry exposure.
MORTGAGE-BACKED SECURITIES are a form of asset-backed security that are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These interests may also include mortgage pass-through securities, regular interests in REMICs or other kinds of mortgage-backed securities. Mortgage-backed securities may be issued by the Government or by private entities. These securities are subject to credit risks associated with the performance of the underlying mortgage properties. Factors such as changes in consumer spending habits, local economic and competitive conditions, tenant occupancy rates and regulatory or zoning restrictions, or the loss of a major tenant may adversely affect the economic viability of a mortgaged property. In addition, these securities are subject to prepayment risk, although commercial mortgages tend to have shorter maturities than residential mortgages as well as prepayment protection features. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. COMMERCIAL MORTGAGE-BACKED SECURITIES are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie commercial mortgage-backed securities often have certain distinct characteristics. Commercial mortgage loans are generally not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and the owners of the underlying real estate must generally obtain a new loan or sell the real estate to pay the remaining balance. Unlike most one to four family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination. Assets underlying commercial mortgage-backed securities may relate to only a few properties or to a single property.
Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored commercial mortgage-backed securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The fund may from time to time purchase commercial mortgage-backed securities directly from issuers in privately negotiated transactions or from a holder of such commercial mortgage-backed securities in the secondary market. Commercial mortgage-backed securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities, which may include the fund, take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, and over-collateralization.
By adjusting the priority of interest and principal payments on each class of a given commercial mortgage-backed security, issuers are able to issue senior investment grade securities and lower-rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of commercial mortgage-backed securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of commercial mortgage-backed securities. Even within a class of subordinate securities, most commercial mortgage-backed securities are structured with a hierarchy of levels (or loss positions). Loss positions are the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.
Subordinated classes of commercial mortgage-backed securities are structured to absorb any credit-related losses prior to the senior class. There are no limitations on the classes of commercial mortgage-backed securities in which the fund may invest. Accordingly, in certain circumstances, because the fund intends to invest in subordinated classes of securities, if the underlying mortgage loan is not paid in full, the fund will recover proportionally less of its investment in a commercial mortgage-backed security than the holders of more senior classes of the same commercial mortgage-backed security.
The rating assigned to a given issue and class of commercial mortgage-backed securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any commercial mortgage-backed security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the loan-to-value and debt service coverage ratios. Loan-to-value ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the commercial mortgage-backed security in the event of default.
RESIDENTIAL MORTGAGE-BACKED SECURITIES are mortgage-backed securities representing participation interests in pools of one to four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities were issued by governmental agencies such as the Federal National Mortgage Association
(FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Government National Mortgage Association (GNMA). The fund may invest in those securities issued by non-governmental agencies as well as governmental agencies. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Similar to commercial mortgage-backed securities, residential mortgage-backed securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. The fund intends to invest in the lower-rated or non-rated classes of residential mortgage-backed securities, with credit qualities at the time of investment rated or deemed by FMR to have similar credit and cash flow characteristics as those discussed previously in relation to subordinated classes of commercial mortgage-backed securities.
Although one to four family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, residential mortgage-backed securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.
MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES include securities issued by GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the fund's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees.
PRIVATE MORTGAGE PASS-THROUGH SECURITIES are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities that are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement.
ADJUSTABLE RATE MORTGAGE SECURITIES are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates (ARMs). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.
COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, mortgage assets). Multi-class pass-through securities are equity interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The fund will not invest in residual interests in REMICs.
STRIPPED MORTGAGE-BACKED SECURITIES. The fund may invest in mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders (interest-only securities or IOs) and all or a substantial portion of the principal payments go to a second class of holders (principal-only securities or POs). These securities are commonly referred to as stripped mortgage-backed securities or SMBS. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and such rate may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the fund may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
LOWER-RATED AND NON-RATED LOWER-QUALITY DEBT SECURITIES The mortgage-backed securities in which the fund will invest are expected to be lower-rated (i.e., have a credit quality below investment grade) or non-rated subordinated classes. Investments in such lower-rated securities or non-rated securities of lower credit quality are subject to special risks, including a greater risk of loss of principal and non-payment of interest.
Generally, lower-rated or non-rated securities of lower credit quality offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-rated securities and non-rated securities of lower quality will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the fund, with a commensurate effect on the value of the fund's shares. While the market values of lower-rated securities and non-rated securities of lower quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher-rated securities. In addition, lower-rated securities and non-rated securities of lower quality generally present a higher degree of credit risk. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its fund holdings.
Securities which are rated BB by Standard & Poor's Corporation (S&P), and Ba by Moody's Investors Service, Inc. (Moody's) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are in poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by another nationally recognized statistical rating organization are the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. See the Appendix on page 19 for a general description of bond ratings.
In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the fund as initial criteria for the selection of securities, but the fund also will rely upon the independent advice of FMR to evaluate potential investments.
The lower-rated securities in which the fund will invest typically will be subject to restrictions against transfer to the general public. Accordingly, these securities are ordinarily traded only among institutions.
At times a major portion of an issue of lower-rated securities or non-rated securities of lower quality may be held by relatively few institutional purchasers. These securities may be less liquid than higher-quality debt securities, or in fact may be illiquid. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund may find it more difficult to sell such securities when FMR believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the fund may also find it more difficult to determine the fair value of such securities for purposes of computing the fund's NAV.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
REAL ESTATE INVESTMENT TRUSTS are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly and their value of, and income earned, by the trust depends upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development, or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of real estate investment trusts is also affected by the management skill, cash flow, and tax and regulatory requirements.
DEBT RATINGS
 MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.  CORPORATION
  Rating   Rating
INVESTMENT GRADE
Highest quality Aaa  AAA
High quality Aa  AA
Upper-medium grade A  A
Medium grade Baa  BBB
LOWER-QUALITY
Moderately speculative Ba  BB
Speculative B  B
Highly speculative Caa  CCC
Poor quality Ca  CC
Lowest quality, no interest C  C
In default, in arrears --  D

U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by FNMA are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
STRIPPED SECURITIES are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain stripped securities move in the same direction as interest rates.
MONEY MARKET INSTRUMENTS are high-quality instruments that present minimal credit risk. They may include U.S. Government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates. ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, Government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the fund's yield.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTION: The fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include convertible securities and preferred stocks. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Since the fund is not diversified, it may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. The fund may not invest more than 25% of its total assets in any one industry, except for, under normal market conditions, securities and instruments backed by real estate and real estate mortgages, including interests in real estate investment trusts and securities of companies engaged in the real-estate business. These limitations do not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
LENDING. Lending securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR and to issuers in connection with certain direct debt transactions.
RESTRICTION: Loans, in the aggregate, may not exceed 33% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.
The fund seeks a high level of current income by investing primarily in commercial mortgage-backed securities and the securities of real estate investment trusts.

The fund may not invest more than 25% of its total assets in any one industry, except that it will, under normal market conditions, invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real-estate business, including interests in real estate investment trusts.


The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.

Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs, FMR in turn may pay fees to affiliates who provide assistance with these services.
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management feE is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate and multiplying the result by the fund's net assets.
 The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .___%, and it drops as total assets under management increase.

For ________, 1995, the group fee rate was .___%. The individual fund fee rate is 0.60%.
OTHER EXPENSES
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the fund. Fidelity Service Co. (FSC) calculates the NAV and dividends for the fund, maintains the fund's general accounting records and administers the fund's securities lending program. FMR, and not the fund, pays for these services.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. The Board of Trustees has not authorized such payments. The fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate is not expected to exceed ___% in the first fiscal period, which ends on December 31, 1995. This rate will vary from year to year.
YOUR ACCOUNT


TYPES OF ACCOUNTS
The different ways to register your account with Fidelity are listed below. The account guidelines that follow may not apply to certain retirement accounts. If your employer offers the fund through a retirement program, contact your employer for more information. Otherwise, call your Institutional Representative directly.
WAYS TO SET UP YOUR ACCOUNT
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Contact your Institutional Representative.
HOW TO BUY SHARES
The fund's share price, called NAV, is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next NAV calculated after your investment is received and accepted by the transfer agent. The NAV is normally calculated at 4:00 p.m. Eastern time.
If you are placing your order through your Institutional Representative, it is the responsibility of your Institutional Representative to transmit your order to buy shares to the transfer agent before 4:00 p.m. Eastern time. You may open your account by wire as described below. If there is no account application accompanying this prospectus, call your Institutional Representative.
If you already have money invested in the fund, you can wire money into your account or contact your Institutional Representative.
Investments in the fund must be made by using the Federal Reserve Wire System. Checks will not be accepted as a means of investment.
BY WIRE. For wiring information and instructions, you should call the Financial Institution through which you trade or your Institutional Representative. There is no fee imposed by the fund for wire purchases. However, if you buy shares through a Financial Institution, the Financial Institution may impose a fee for wire purchases.
For further information on opening an account, please consult your Institutional Representative.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $5,000,000
MINIMUM BALANCE $1,000,000
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 4:00 p.m. Eastern time.
TO SELL SHARES BY BANK WIRE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
BY WIRE. Redemptions made by contacting your Institutional Representative. BY WIRE. You must apply for the wire feature on your account application and you must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Your Instittuional Representative will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should contact your Institutional Representative for further information.
There is no charge imposed by the fund for wiring of redemption proceeds. However, if you sell shares through a Financial Institution, the Financial Institution may impose a fee for wire redemptions.
Your redemption request must be received by the transfer agent before 4:00 p.m. Eastern time for money to be wired on the next business day.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the fund. Call your Institutional Representative if you need copies of financial reports.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December and January.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
Every January, the transfer agent will send you and the Internal Revenue Service (IRS) a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, the transfer agent will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains. "BUYING A DIVIDEND." If you buy shares just before the fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Note that Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the accuracy of the confirmation statements immediately after receipt. If an investor does not want the ability to redeem by telephone, call your Institutional Representative for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the NAV calculated after your order is received and accepted by the transfer agent. Purchases begin to earn dividends as of the first business day following the day the fund receives payment.
Net interest income for dividend purposes is determined by FSC on a daily basis and shall be payable to shareholders of record at the time of its declaration (including, for this purpose, holders of shares purchased, but excluding holders of shares redeemed, on that day).
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted by the transfer agent. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) The fund may withhold redemption proceeds until it is reasonably assured that investments made in clearinghouse funds have been collected.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.

FIDELITY COVINGTON TRUST
FIDELITY REAL ESTATE HIGH INCOME FUND II

CROSS REFERENCE SHEET
Form N-1A Item Number
Part B Statement of Additional Information Caption
10a,b Cover Page
11 Table of Contents
12 *
13a,b,c Investment Policies and Limitations d Portfolio Transactions
14a,b Trustees and Officers
c *
15a Description of the Trust
b Description of the Trust
c *
16a(i) FMR
a(ii) Trustees and Officers
a(iii),b Management Contract
c Management Contract
d *
e *
f Distribution and Service Plan
g *
h Description of the Trust
i Contracts With Companies Affiliated With FMR
17a Portfolio Transactions
b *
c Portfolio Transactions
d *
e *
18a Description of the Trust
b *
19a Additional Purchase and Redemption Information b Valuation of Portfolio Securities c *
20 Distributions and Taxes
21a(i,ii) Contracts With Companies Affiliated With FMR a(iii),b,c *
22a *
b Performance
23 *
*Not applicable.
** To be filed by amendment.

SUBJECT TO COMPLETION, DATED NOVEMBER 27, 1995
FIDELITY REAL ESTATE HIGH INCOME FUND II
A FUND OF FIDELITY COVINGTON TRUST
STATEMENT OF ADDITIONAL INFORMATION
______________, 1995
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated _________, 1995). Please retain this document for future reference. To obtain additional copies of the Prospectus or this SAI without charge, please call Fidelity Distributors Corporation.
TABLE OF CONTENTS                                PAGE

Investment Policies and Limitations              2

Portfolio Transactions                           11

Valuation of Portfolio Securities                12

Performance                                      12

Additional Purchase and Redemption Information   15

Distributions and Taxes                          15

FMR                                              15

Trustees and Officers                            16

Management Contract                              16

Distribution and Service Plan                    18

Contracts With Companies Affiliated With FMR     18

Description of the Trust                         18

Appendix                                         20

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN

REHIFII-ptb-__95


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that, under normal market conditions, the fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company." the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(v) would exceed 15% of the fund's assets.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or mortgage-related securities or direct mortgage investments; or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary brokers commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 8.
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term secured borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon resale price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The fund may engage in repurchase agreements with respect to any type of security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
INTERFUND BORROWING PROGRAM. The fund has received permissions from the SEC to lend money to and borrow money from other funds advised by FMR or its affiliates. Interfund loans and borrowings normally will extend overnight, but can have a maximum duration of seven days. The fund will lend through the program only when the returns are higher than those available at the same time from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Loans may be called on one day's notice, and the fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that the fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
ASSET-BACKED SECURITIES may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.
MORTGAGE-BACKED SECURITIES. The Fund may purchase mortgage-backed securities, a type of asset-backed security issued by government entities and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if FMR determines they are consistent with the Fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment and credit risks. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Credit risks include risks associated with the performance of the real estate properties securing the mortgages such as bankruptcy, quality of management, changes in taxes or operating expenses and environmental risks.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield, lower-quality corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the fund's ability to sell these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest, dividend or debt service coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.
Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.
The fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
The fund may invest in American Depository Receipts and European Depository Receipts (ADRs and EDRs), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
FOREIGN CURRENCY TRANSACTIONS. The fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When the fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases the fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the fund or that it will hedge at an appropriate time. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by the fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see fundamental limitation 4 for the fund). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and options premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 50% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets; or (d) write call options on securities if, as a result, the aggregate value of the securities underlying the calls would exceed 25% of the fund's net assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The fund's limitations on investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, they agree to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. The fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
 ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the fund's management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts") the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Generally, commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and, conversely, such research provided by brokers-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services, Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
The fund's portfolio turnover rate is expected to be ____% in the first fiscal period ending December 31, 1995.
[The investment activities described herein are likely to result in the fund engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the fund will have a higher turnover rate, and thus a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies that invest substantially all of their funds on a long-term basis.]
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for the fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Securities and other assets for which market quotations are readily available are valued at market values determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities normally are traded. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of ongoing evaluation of these pricing services, may use other pricing services or may discontinue the use of any pricing service in whole or in part.
Securities not valued by the pricing service, and for which quotations are readily available, are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available.
PERFORMANCE
The fund may quote its performance in various ways. All performance information supplied by the fund's advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the funds with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, the fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may be compared in advertising to Certificates of Deposits (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, and the fund does not guarantee your principal or your return and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions, materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include: other Fidelity funds; retirement investing; brokerage products and services; the effects of periodic investment plans and dollar-cost averaging and saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques the desirability of owning a particular mutual fund and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus,a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
 MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. The fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of _________, 1995, FMR advised over $__ billion in tax-free fund assets, $___ billion in money market fund assets, $___ billion in equity fund assets, and $___ billion in international fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed) Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize either a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends received deduction. A portion of the fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Mortgage security paydown gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable dividend income. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held for six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the fund. Investors should consult their tax advisers to determine whether either fund is suitable to their particular tax situation.
FMR
   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc., (FMR Far East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research, and may supply portfolio management services, to FMR in connection with certain funds advised by FMR. Analysts employed by FMR, FMR U.K., and FMR Far East research and visit thousands of domestic and foreign companies each year. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. Unless otherwise noted, the business address of each Trustee and officer is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the trust or FMR, are indicated by an asterisk (*).
ARTHUR S. LORING (47), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
STEPHEN P. JONAS (42), Treasurer (1995), is Treasurer and Vice President of FMR (1993). Mr. Jonas is also Treasurer of FMR Texas Inc. (1994), Fidelity Management & Research (U.K.) Inc. (1994), and Fidelity Management & Research (Far East) Inc. (1994). Prior to becoming Treasurer of FMR, Mr. Jonas was Senior Vice President, Finance - Fidelity Brokerage Services, Inc. (1991-1992) and Senior Vice President, Strategic Business Systems - Fidelity Investments Retail Marketing Company (1989-1991).
JOHN H. COSTELLO (48), Assistant Treasurer, is an employee of FMR.
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services as trustee for the fiscal year ended December 31, 1995.
      COMPENSATION TABLE


Trustees           Aggregate          Pension or           Estimated Annual    Total
                   Compensation       Retirement           Benefits Upon       Compensation
                   from               Benefits Accrued     Retirement from     from the Fund
                   the Fund(dagger)   as Part of Fund      the Fund            Complex*
                                      Expenses from the    Complex*
                                      Fund Complex*

Arthur S. Loring

Stephen P. Jonas

John H. Costello


* Information is as of December 31, 1994 for 206 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
(dagger) Estimated.
Under a retirement program that became effective on November 1, 1989, Trustees, upon reaching age 72, become eligible to participate in a defined benefit retirement program under which they receive payments during their lifetime from the fund based on their basic trustee fees and length of service.
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the Trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FIIOC, the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the Trust, on behalf of the fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMR is the fund's manager pursuant to a management contract dated _______, 1995, which was approved by shareholders on ____________, 1995. The management fee paid to FMR is reduced by an amount equal to the fees and expenses of the non-interested Trustees.
For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of a basic fee.
COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. Also shown below on the right is the effective annual group fee rate schedule which is the result of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual fee rate at $___ billion of group net assets
- the approximate level for ________, 1995 - was _____%, which is the weighted average of the respective fee rates for each level of group net assets up to that level.
                GROUP FEE RATE SCHEDULE     EFFECTIVE ANNUAL FEE RATES
     Average Group   Annualized   Group Net        Effective Annual Fee
 Assets               Rate         Assets          Rate

0 - $  3 billion     .3700%        $ 0.5 billion   .3700%

3 -     6            .3400          25             .2664

6 -     9            .3100          50             .2188

9 -    12            .2800          75             .1986

12 -   15            .2500         100             .1869

15 -   18            .2200         125             .1793

18 -   21            .2000         150             .1736

21 -   24            .1900         175             .1690

24 -   30            .1800         200             .1652

30 -   36            .1750         225             .1618

36 -   42            .1700         250             .1587

42 -   48            .1650         275             .1560

48 -   66            .1600         300             .1536

66 -   84            .1550         325             .1514

84 -  120            .1500         350             .1494

120 -  156           .1450         375             .1476

156 -  192           .1400         400             .1459

192 -  228           .1350

228 -  264           .1300

264 -  300           .1275

300 -  336           .1250

336 -  372           .1225

        Over 372     .1200

The individual fund fee rate is 0.60%. Based on the average group net assets of the funds advised by FMR for __________, 1995, the annual basic fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

_____%           +     .60%                       =     _____%

One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operation expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) above a specified percentage of average net assets. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and reimbursement by the fund will lower its total returns.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved a Distribution and Service Plan (the plan) under Rule 12b-1 of the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Board of Trustees has adopted the plan to allow the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses. Under the plans, if the payment by the fund to FMR of management fees should be deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the plan.
The plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the fund. In addition, the plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that provide assistance selling shares of the fund, or to third parties, including banks, that render shareholder support services.
The fund's plan has been approved by the Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the plan prior to their approval, and have determined that there is a reasonable likelihood that the plan will benefit the fund and its shareholders. In particular, the Trustees noted that the plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of the fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, and servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
The fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
FIIOC is transfer, dividend disbursing, and shareholders' servicing agent for the fund. Under the trust's contract with FIIOC, the fund pays a per account fee of $95 and a monetary transaction fee of $20 or $17.50 depending on the nature of services provided. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund. Under the contract, FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
The trust has a contract with Service which provides that Service will perform the calculations necessary to determine the fund's net asset value per share and dividends, maintains the fund's accounting records, and administers the fund's securities lending program. The fee rates are based on the fund's average net assets, specifically, .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
FUND ORGANIZATION. Fidelity Real Estate High Income II is a fund of Fidelity Covington Trust, an open-end management investment company organized as a Massachusetts business trust by Declaration of Trust dated May 10, 1995. The Declaration of Trust permits the Trustees to create additional portfolios.
SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of the fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. VOTING RIGHTS. The fund's capital currently consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption are described in the prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust may, as set forth in the Declaration of Trust, call meetings for any purpose, including the purpose of voting on removal of one or more Trustees. The Trust or the fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the fund as determined by the current value of each shareholder's investment in the fund's outstanding shares of the fund. If not so terminated, the fund will continue indefinitely. The fund may invest all of its assets in another investment company.
CUSTODIAN. ___________________, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. The fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Trust's Trustees may from time to time have transactions with various banks, including the fund's custodian bank, and custodian banks for certain of the funds advised by FMR. Transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. ____________________ serves as the Trust's independent accountant. The auditor examines financial statements for the Fund and provides other audit, tax, and related services.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment of or maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned on actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) Financial Statements and Financial Highlights to be filed by amendment.
 (b) Exhibits:
(1) (a) Declaration of Trust dated May 10, 1995, is electronically filed and incorporated herein by reference as Exhibit 1 to Pre-Effective Amendment No. 1.
  (2) By-Laws of the Trust, dated May 19, 1994, were electronically filed and incorporated herein by reference as Exhibit 2 to the Initial Registration Statement.
  (3)  Not applicable.
  (4)  Not applicable.
  (5) (a) Form of Management Contract between Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II and Fidelity Management & Research Company to be filed by subsequent amendment.
(6) (a) Form of General Distribution Agreement between Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II and Fidelity Distributors Corporation to be filed by subsequent amendment.
(7)  Form of Retirement Plan for Non-Interested Person Trustees, Directors
or     General Partners to be filed by subsequent amendment.
(8) (a) Form of Custodian Agreement between Fidelity Covington Trust on behalf of Fidelity Real Estate High Income Fund II and __________________ to be filed by subsequent amendment.
(9)  Not applicable.
(10) Opinion and consent of legal counsel to be filed by subsequent amendment.
(11)  Opinion and consent of auditors to be filed by subsequent amendment.
(12)  Not applicable.
(13)  Not applicable.
(14)  Not applicable.

(15) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate High Income Fund II to be filed by subsequent amendment.
(16) Schedule for computation of performance calculations to be filed by subsequent amendment.
(17)  Form of Financial Data Schedule to be filed by subsequent amendment.
Item 25. Persons Controlled by or Under Common Control with Registrant
Not applicable.

Item 26. Number of Holders of Securities
  As of the effective date of this Registration Statement, the Fund will
have ___ holder(s) of     shares of beneficial
interest:___________________.
Item 27. Indemnification
Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR and the following other funds:
ARK Funds
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Nita B. Kincaid        Director                   None

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

William L. Adair       Senior Vice President      None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder will be maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or by the fund's custodian
___________.
Item 31.  Management Services
  Not applicable.

Item 32.  Undertakings
 (a) The Registrant, on behalf of Fidelity Real Estate High Income Fund II, undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for the fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
 (b) The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Fidelity Real Estate High Income Fund II, which need not be certified, within six months of the fund's effectiveness, unless permitted by the SEC to extend this period.
 (c) The Registrant undertakes for Fidelity Real Estate High Income Fund
II: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 (d) The Registrant, on behalf of Fidelity Real Estate High Income Fund II, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of November, 1995.
FIDELITY COVINGTON TRUST
By: /s/Arthur S. Loring
      Arthur S. Loring, President and Secretary
ATTEST:
By /s/Stephen P. Jonas
      Stephen P. Jonas, Treasurer
Pursuant the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
      /s/ Arthur S. Loring  November 27, 1995
       Arthur S. Loring  President and Secretary

      /s/ Stephen P. Jonas  November 27, 1995
       Stephen P. Jonas  Treasurer

      /s/ John H. Costello  November 27, 1995
      John H. Costello Assistant Treasurer